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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 19, 2003



                                   DYAX CORP.
             (Exact name of registrant as specified in its charter)



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
             DELAWARE                        000-24573                      04-3053198
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)
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                   300 TECHNOLOGY SQUARE, CAMBRIDGE, MA 02139
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (617) 225-2500


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ITEM 5.  OTHER EVENTS.

         On February 19, 2003, Dyax Corp. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002. A copy of this press release is filed with this Current Report on Form 8-K as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

         99.1     Press Release, dated February 19, 2003. Filed herewith.


                                       2


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DYAX CORP.



Dated: February 19, 2003               By:  /s/ STEPHEN S. GALLIKER
                                            -----------------------------------
                                            Stephen S. Galliker
                                            Executive Vice President, Finance
                                            and Administration, and Chief
                                            Financial Officer


                                       3


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                                  EXHIBIT INDEX

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
EXHIBIT
   NO.            DESCRIPTION
--------          -----------
99.1              Press Release dated February 19, 2003.
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